palvella
THERAPEUTICS

pieris

Merger Announcement
July 24, 2024



Disclaimer

About this Presentation

For purposes of this notice, the "Presentation" that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Palvella Therapeutics, Inc. ("Palvella") or Pieris Pharmaceuticals, Inc. ("Pieris") or any person on their behalf, any question or answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, the presentation.

This Presentation does not purport to contain all information that may be required or relevant to an evaluation of the proposed transaction between Palvella and Pieris and the concurrent financing (together, the "proposed transactions"), and will be responsible for conducting any investigations and analysis that it deemed appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit or other related advice with respect to the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Presentation concerning Palvella, Pieris, the proposed transactions, and other matters. These statements may discuss goals, intentions, and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Palvella and Pieris, as well as assumptions made by, and information currently available to, management of Palvella and Pieris. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements include, but are not limited to, expectations regarding the proposed merger transaction and PIPE; the potential benefits and results of such transactions, including any potential benefits of the CVRs; the sufficiency of the combined company's capital resources; the combined company's cash runway; the expected timing of the closing of the proposed transactions; statements regarding the potential of, and expectations regarding, Palvella's programs, including QTORIN rapamycin, and its research-stage opportunities, including its expected therapeutic potential and market opportunity; the expected timing of initiating, as well as the design of Palvella's clinical trials of Qtorin rapamycin in microcystic lymphatic malformations and venous malformations; Pieris' eligibility and potential to receive milestones from its partnered assets in connection with its contingent value rights; statements by Pieris' President and CEO; and statements by Palvella's Founder and CEO. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the limited operating history of each company; the significant net losses incurred since inception; the ability to raise additional capital to finance operations; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, Palvella's product candidates, including Qtorin rapamycin; the outcome of early clinical trials for Palvella's product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; the fact that data and results from clinical studies may not necessarily be indicative of future results; Palvella's limited experience in designing clinical trials and lack of experience in conducting clinical trials; the ability to identify and pivot to other programs, product candidates, or indications that may be more profitable or successful than Palvella's current product candidates; the substantial competition Palvella faces in discovering, developing, or commercializing products; the negative impacts of the global events on operations, including ongoing and planned clinical trials and ongoing and planned preclinical studies; the ability to attract, hire, and retain skilled executive officers and employees; the ability of Palvella and Pieris to protect their respective intellectual property and proprietary technologies; reliance on third parties, contract manufacturers, and contract research organizations; the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to obtain stockholder approval for the proposed merger transaction from both Palvella's and Pieris's stockholders or to complete the proposed merger and PIPE in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed merger transaction and PIPE transaction and the ability of each of the parties to consummate the proposed transactions; risks related to Pieris' continued listing on Nasdaq until closing of the proposed transaction; risks related to Palvella's and Pieris' ability to correctly estimate their respective operating expenses and expenses associated with the proposed transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company's cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement or the PIPE transaction; competitive responses to the proposed transactions; risks related to the likelihood that the holders of CVRs will be entitled to any future payments; unexpected costs, charges or expenses resulting from the proposed transactions; the outcome of any legal proceedings that may be instituted against Palvella, Pieris, or any of their respective directors or officers related to the merger agreement, the PIPE, or the proposed transactions contemplated thereby; the effect of the announcement or pendency of the proposed transactions on Palvella's and Pieris' business relationships, operating results and business generally; and legislative, regulatory, political and economic developments and general market conditions. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Pieris' most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, as well as the registration statement on Form S-4 to be filed with the SEC by Pieris in connection with the merger. Palvella and Pieris can give no assurance that the conditions to the proposed transactions will be satisfied. Except as required by applicable law, Palvella and Pieris undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

palvella THERAPEUTICS

Disclaimer

Industry and Market Data

Palvella or Pieris may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Palvella or Pieris will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

No Offer or Solicitation

This Presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between Pieris and Palvella, Pieris intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Pieris and information statement of Palvella. PIERIS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PIERIS, PALVELLA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Pieris with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Pieris with the SEC by contacting Pieris Pharmaceuticals, Inc. at 225 Franklin Street, 26th Floor, Boston, MA 02110. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Pieris, Palvella and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Pieris' directors and executive officers is included in Pieris' most recent Annual Report on Form 10-K, as amended, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding the persons who may be deemed participants in the solicitation of proxies will be included in the proxy statement/prospectus/information statement relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Merger of Palvella Therapeutics and Pieris Pharmaceuticals

Creates clinical stage biopharmaceutical company focused on rare, genetic skin diseases

Overview	• Palvella Therapeutics, Inc. intends to merge with Pieris Pharmaceuticals, Inc. (NASDAQ: PIRS) • Combined company will focus on developing and commercializing Palvella's lead clinical product candidate, QTORIN™ 3.9% rapamycin anhydrous gel (QTORIN™ rapamycin), for the treatment of microcystic lymphatic malformations, cutaneous venous malformations, and other serious, functionally debilitating skin diseases driven by the overactivation of the mammalian target of rapamycin (mTOR) pathway • Transactions contemplated by merger agreement have been unanimously approved by the boards of directors of both companies and are expected to close in the fourth quarter of 2024 • Upon close, Pieris Pharmaceuticals is expected to be renamed "Palvella Therapeutics, Inc."

Transaction Summary	• Combined company expected to have approximately $80.5 million of cash, including approximately $78.9 million from an oversubscribed concurrent private financing from new and existing investors
	• Proceeds from the merger and concurrent private financing are expected to fund company into 2H 2027, including through multiple clinical trial milestones
	    • Pivotal Phase 3 trial of QTORIN rapamycin for the treatment of microcystic lymphatic malformations
	    • Phase 2 trial of QTORIN rapamycin for the treatment of cutaneous venous malformations
	• Pre-merger Pieris stockholders are expected to own approximately 18% of the combined company and pre-merger Palvella stockholders are expected to own approximately 82% of the combined company, in each case, prior to the issuance of the shares under the concurrent private financing

Management and Board	• Palvella management team to lead combined company, including Founder and CEO Wes Kaupinen • Combined company's board of directors will be comprised of four of the current directors of Palvella's board, and one director designated from Pieris' current board of directors

palvella THERAPEUTICS

Building the leading therapeutics company focused on rare genetic skin diseases

palvella
THERAPEUTICS

What Sets Palvella Apart

First-in-Disease Therapies

Exclusively focused on developing transformational therapies for rare diseases with no FDA approved treatments

A Rare Team

Team with proven history in building successful rare disease companies, including Insmed

Capital Efficiency

Lean senior team with track record of disciplined approach to operating business with our investors' capital top of mind

QTORIN™ Rapamycin: Ongoing Phase 3 Study to Support Potential FDA Regulatory Approval

Highly statistically significant Phase 2 results in Microcystic LMs
100% of patients (n=12) "much" or "very much" improved with QTORIN™ rapamycin on Clinician Global Impression of Change ($p<0.0001$)

Ongoing Phase 3 Clinical Trial & expedited regulatory pathway
Single arm Phase 3 study coupled with FDA's Breakthrough Therapy and Fast Track Designations

U.S. peak sales potential > $1bn in two target indications
Microcystic LMs (estimated > 30k U.S. diagnosed patients) & Cutaneous Venous Malformations (estimated > 75k U.S. diagnosed patients)

QTORIN™ platform is reproducible with potential broad applicability
To estimated 600 rare skin diseases, most of which have no approved therapies

palvella THERAPEUTICS

Sources: Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims data, Gallagher et. al. (2022).

QTORIN™ 3.9% Rapamycin Anhydrous Gel

RAPAMYCIN

Direct mechanistic engagement of causal mTOR pathway



QTORIN™

1000x higher rapamycin levels at site of disease vs. systemic rapamycin[1]



TOPICAL

Limited-to-undetectable systemic absorption[2]




palvella
QTORIN™
3.9% rapamycin
anhydrous gel
Measured
Dose Pump



Granted U.S. patents through at least 2038

Stable at room temperature for > 2 years

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

1. Data on file.
2. Clinical Study Report PALV-0609.

Microcystic Lymphatic Malformations: *Serious, Debilitating, and Lifelong*

Genetics & Pathophysiology:
Somatic PIK3CA mutations cause hyperactivated PI3K/mTOR

Early onset: Present at birth and significant impact to adolescents

Lymphorrhea: Persistent discharge of lymphatic fluid through skin layers

Deep infections: Cellulitis and other serious infections

Proliferation of infiltrative lesions over time with no spontaneous resolution

> 30k patients
ESTIMATED DIAGNOSED IN THE US[1]



Leads to serious impact to quality of life and hospitalizations, with no FDA approved therapies

Current options: repeated surgeries, off label systemic pharmacotherapies limited by toxicities

palvella THERAPEUTICS

1. Gallagher et. al. (2022).

QTORIN™ Rapamycin: Phase 2 Study in Microcystic LM

n=12; QD dose



James Treat, M.D.

Children's Hospital of Philadelphia



Joyce Teng, M.D., Ph.D.

Stanford MEDICINE



Steve Kempers, M.D.

Associated Skin Care Specialists



Milton Waner, M.D.

vascular birthmark institute



Alison Small, M.D.

OHSU School of MEDICINE

Baseline (4 weeks) → Single arm, QTORIN™ rapamycin treatment (QD) (12 weeks)

Study Objectives: Safety and efficacy

Results

- Clinically & statistically significant on pre-specified global and individual endpoints
- Patient exit interviews and photographs align with clinical data

palvella THERAPEUTICS

Phase 2: Clinically Meaningful, Statistically Significant Improvements


CGI-C
+ 2.42 (p<0.0001)
Measured Improvement (Absolute)
3
2.5
2
1.5
1
0.5
0
*
Week 4
Week 8
Week 12
Week 4
Week 8
Week 12
Clinician Global Impression of Change
Patient Global Impression of Change
* = p-value <0.0001

Global and Individual Clinical Signs: Rapid Onset and Time Dependent Improvements

Statistically significant across key individual signs of microcystic LM at week 12

• Height	($p<0.0001$)
• Leaking	($p<0.005$)
• Bleeding	($p<0.05$)
• Erythema	($p<0.005$)
• Hyperkeratosis	($p<0.005$)

palvella THERAPEUTICS

SELVA Phase 3 Study: Single-Arm, Baseline-Controlled

n=40; QD dose



Efficacy Evaluation Period
24 weeks
Treatment Extension
24+ weeks
I/E
Photo 1
Day 1 Baseline
Photo 2
Primary Efficacy
Photo 3
Baseline
(≥ 8 weeks)
Single arm, QTORIN™ rapamycin treatment (QD)
Entry Interview
with participant
Exit Interview with
participant

Primary Efficacy

- mLM-IGA, a 7-point clinician change scale

Key Secondary

- Blinded mLM Multi-Component Static Scale (mLM- MCSS)

Data anticipated Q1 2026

palvella THERAPEUTICS

FDA Status: NDA Submission Planned for 2026[1]

- Completed Breakthrough Therapy Designation and End of Phase 2 meetings with FDA
- Seeking full FDA approval based on clinical endpoints utilized in prospective Phase 2 and Phase 3 studies
- 505(b)(2) pathway leveraging prior FDA approvals of rapamycin

Breakthrough Therapy Designation

Fast Track Designation

Orphan Drug Designation

1. NDA submission planned if Phase 3 study is successful.

palvella THERAPEUTICS

Market research (May 2024): Strong uptake in U.S. anticipated

Product X: topical 3.9% rapamycin gel

Percent of my microcystic LM patients I would prescribe Product X:

75%

Would you incorporate Product X into your clinical practice?

Would you consider this as a first-line therapy for these patients?

Do you see advantages of topical administration of rapamycin (vs oral)?


% Yes
98%
98%
96%

"It would be a first choice medical therapy"

"I believe patient acceptance would be great"

Survey of 52 high-volume dermatologists and hematologists (average of 11.7 cutaneous microcystic lymphatic malformation patients)

Source: May 2024, Medacorp.

palvella THERAPEUTICS

Pipeline in a Product for mTOR-driven skin diseases

Potential 2027 U.S. launch anticipated, if approved

Microcystic Lymphatic Malformations

30k + patients[1]

Potential 2029 U.S. launch anticipated, if approved

Cutaneous Venous Malformations

75k + patients[2]

Refractory Capillary Malformations

15k + patients[3]

Refractory Vascular Tumors

75k + patients[4]

Cutaneous Sarcoidosis

15k + patients[5]

Other mTOR-driven diseases, including skin cancers

1. Gallagher et. al. (2022). 2. Clarity Pharma. 3. Hammill et. al. (2024).
4. Anderson et. al (2016); Ji et. al. (2018). 5. Ezeh et. al. (2023)

palvella THERAPEUTICS

QTORIN™ Rapamycin: Ongoing Phase 3 Study to Support Potential FDA Regulatory Approval

Highly statistically significant Phase 2 results in Microcystic LMs
100% of patients (n=12) "much" or "very much" improved with QTORIN™ rapamycin on Clinician Global Impression of Change ($p<0.0001$)

Ongoing Phase 3 Clinical Trial & expedited regulatory pathway
Single arm Phase 3 study coupled with FDA's Breakthrough Therapy and Fast Track Designations

U.S. peak sales potential > $1bn in two target indications
Microcystic LMs (estimated > 30k U.S. diagnosed patients) & Cutaneous Venous Malformations (estimated > 75k U.S. diagnosed patients)

QTORIN™ platform is reproducible with potential broad applicability
To estimated 600 rare skin diseases, most of which have no approved therapies

palvella THERAPEUTICS

Sources: Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims data, Gallagher et. al. (2022).